UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 29, 2008
GUARANTY FINANCIAL GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission File Number	74-2421034
(State or other jurisdiction of	001-33661	(I.R.S. Employer
incorporation or organization)		Identification No.)
1300 MoPac Expressway South
Austin, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 434-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On April 29, 2008, the Company issued a press release announcing the Company’s earnings for the quarter ended March 31, 2008. A copy of the press release is furnished as Exhibit 99.1 of this report.
Item 7.01 Regulation FD Disclosure.
     On April 29, 2008, Kenneth R. Dubuque, President and Chief Executive Officer and Ronald D. Murff, Chief Financial Officer, of Guaranty Financial Group Inc., participated in a conference call discussing the Company’s earnings for the quarter ended March 31, 2008. Copies of the presentation materials used by Messrs. Dubuque and Murff are furnished as exhibit 99.2 to this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

99.1	Press release issued by the Company on April 29, 2008, announcing the Company’s earnings for the quarter ended March 31, 2008.

99.2	Presentation materials of Kenneth R. Dubuque, President and Chief Executive Officer of Guaranty Financial Group Inc., used in Mr. Dubuque’s conference call on April 29, 2008, discussing the Company’s earnings for the quarter ended March 31, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY FINANCIAL GROUP INC.
Date: April 29, 2008	By:	/s/ Scott A. Almy
		Name:	Scott A. Almy
		Title:	Executive Vice President